UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Definitive Proxy Statement
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RestorGenex Corporation
(Name of Registrant as Specified In Its Charter)

Not Applicable
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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 17, 2015 Meeting Information RESTORGENEX CORPORATION Meeting Type: Annual Meeting For holders as of: April 20, 2015 Date: June 17, 2015 Time: 8:30 AM, Central Time Location: RestorGenex Corporation 2150 E. Lake Cook Road, Suite 750 Buffalo Grove, Il 60089 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. RESTORGENEX CORPORATION 2150 E. LAKE COOK ROAD, SUITE 750 BUFFALO GROVE, IL 60089 ATTN: PHILLIP B. DONENBERG M91650-P65274 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. . XXXX XXXX XXXX XXXX . XXXX XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 3, 2015 to facilitate timely delivery. How To Vote M91651-P65274 Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. . XXXX XXXX XXXX XXXX

Voting Items The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: 01) Sol J. Barer, Ph.D. 02) Isaac Blech 03) Rex Bright 04) Stephen M. Simes 05) Nelson K. Stacks The Board of Directors recommends you vote FOR Proposal Nos. 2 through 3 and Proposal Nos. 5 through 7 and ONE YEAR for Proposal No. 4. 2. To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2015. 3. To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in the accompanying proxy statement. 4. To indicate, on an advisory basis, whether future votes to approve the compensation of our named executive officers should occur every one, two or three years. 5. To approve the RestorGenex Corporation 2015 Equity Incentive Plan. 6. To approve the reincorporation of RestorGenex from the State of Nevada to the State of Delaware. 7. To approve an adjournment of the meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 6. M91652-P65274 NOTE: To transact such other business as may properly come before the meeting or any adjournment thereof.

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